UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2025

MATERION CORPORATION

(Exact name of registrant as specified in its charter)

Ohio 001-15885 34-1919973

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
6070 Parkland Blvd., Mayfield Hts., Ohio 44124

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (216) 486-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value MTRN New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2025 Annual Meeting of Shareholders of Materion Corporation (the "Company") held on May 7, 2025 (the "Annual Meeting"), the Company's shareholders approved the Materion Corporation 2025 Equity and Incentive Compensation Plan (the "2025 Plan").

The 2025 Plan will succeed in their entirety the Materion Corporation 2006 Stock Incentive Plan (as amended and restated to date) and the Materion Corporation 2006 Non-employee Director Equity Plan (as amended and restated to date), herein referred to as the "Predecessor Plans".

The 2025 Plan will continue to afford the Compensation and Human Capital Committee (the “Compensation Committee”) the ability to design compensatory awards, including in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, performance shares or performance units, dividend equivalents, and certain other awards contemplated under the 2025 Plan, that are responsive to the Company’s needs and designed to advance the interests and long-term success of the Company and its subsidiaries by encouraging stock ownership among its non-employee directors, officers and other key employees, and certain consultants.

Under the 2025 Plan, subject to adjustments described in the 2025 Plan and the 2025 Plan’s share counting rules, the number of common shares, no par value per share, of the Company (the “Common Shares”) available for awards will not exceed 965,000 Common Shares, minus one Common Share for every one Common Share that was subject to an award granted after December 31, 2024 (but prior to the effective date) under the Predecessor Plans, as described in the Company's Definitive Proxy Statement for the Annual Meeting (the "Proxy Statement").

The 2025 Plan permits the Compensation Committee to make certain performance-based awards to eligible participants under the 2025 Plan, which awards may be earned based on the achievement of management objectives over the relevant performance period. The management objectives for such awards will be any applicable performance criteria chosen or provided for such awards by the Compensation Committee, including as defined and subject to any such modifications or other terms and conditions as determined or provided for by the Compensation Committee. The 2025 Plan also provides a manner by which non-employee directors may elect to defer the receipt and taxation of certain elements of their compensation for their services or have the cash portion of such compensation provided to them in the form of Common Shares.

The 2025 Plan also provides that, subject to adjustment as described in the 2025 Plan, the aggregate number of Common Shares actually issued or transferred upon the exercise of incentive stock options will not exceed 965,000 shares, and non-employee Board members will not be granted more than $850,000 in compensation for such service in any one calendar year, determined as described in the 2025 Plan. The Compensation Committee will administer the Plan and the Board will be able to amend the 2025 Plan, subject to certain exceptions, all as described in the 2025 Plan. New grants are permitted under the 2025 Plan generally until ten years from its effective date.

Effective as of the approval of the 2025 Plan on May 7, 2025, no new awards may be granted under the Predecessor Plans. This description of the 2025 Plan is qualified in its entirely by reference to the full text of the 2025 Plan, which was included as Appendix A to the Proxy Statement, which was filed with the Securities and Exchange Commission on March 27, 2025, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 7, 2025. Set forth below are the proposals voted upon at the Annual Meeting and the final voting results.

As of the record date of the Annual Meeting, there were 20,814,258 common shares outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 19,264,369 common shares, or approximately 93% of the outstanding common shares entitled to vote, were represented in person or by proxy. Those common shares were voted as follows:

(1) Election of Directors.

The following individuals were nominated in 2025 to serve as directors until 2026. All nominees were elected. The results were as follows:

Director	For	Withhold	Broker Non-Votes
Vinod M. Khilnani	16,433,280	1,981,431	849,658
Emily M. Liggett	17,841,592	573,119	849,658
Robert J. Phillippy	17,690,897	723,814	849,658
Patrick Prevost	17,717,643	697,068	849,658
N. Mohan Reddy	17,397,134	1,017,577	849,658
Craig S. Shular	17,377,311	1,037,400	849,658
Darlene J. S. Solomon	17,696,071	718,640	849,658
Robert B. Toth	17,345,052	1,069,659	849,658
Jugal K. Vijayvargiya	17,896,267	518,444	849,658

(2) Approval of the Materion Corporation 2025 Equity and Incentive Compensation Plan.
The proposal was approved based on the following vote:

For	17,442,947
Against	931,163
Abstentions	40,601
Broker Non-Votes	849,658

(3) Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year 2025.
The proposal was ratified based on the following vote:

For	18,367,412
Against	866,188
Abstentions	30,769

(4) Approval, on an advisory basis, of the compensation of the Company's named executive officers.
The Company's shareholders approved, on an advisory, non-binding basis the compensation of the Company's named executive officers.

For	17,477,208
Against	889,668
Abstentions	47,835
Broker Non-Votes	849,658

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1
Materion Corporation 2025 Equity and Incentive Compensation Plan (incorporated by reference to Appendix A to the Registrant's Proxy Statement for the 2025 Annual Meeting of Stockholders filed on March 27, 2025)

104	Cover Page Inline XBRL data embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

May 7, 2025	By:	/s/ Shelly M. Chadwick
Shelly M. Chadwick
Vice President, Finance and Chief Financial Officer